Exhibit 99.1

FOR IMMEDIATE RELEASE

Lantronix Reports Fiscal 2016 Third Quarter Financial Results

--Company Reports $10M in Net Revenue --

Irvine, Calif., April 27, 2016 – Lantronix, Inc. (the “Company”) (NASDAQ: LTRX) a specialized networking company providing smart IoT and M2M solutions, today reported results for its third fiscal quarter ended March 31, 2016.

Quarterly Financial Highlights

•	Net revenue of $10 million
•	New Product revenue of $2.2 million
•	Gross profit margin of 48%
•	GAAP net loss of $456,000 or $0.03 per share
•	Non-GAAP net income of $189,000 or $0.01 per share
•	Cash and cash equivalents of $4.1 million

Operational and Product Highlights:

▪	In February 2016, the company announced that Sanjeev Datla was appointed chief technology officer. Prior to joining Lantronix, Datla served as CEO and founder of Moxtreme Corporation, a Silicon Valley-based startup technology company focused on the development of a cloud-based application-defined IoT and virtualized real-time messaging platform. Datla previously served in senior technology development roles at Emulex, Broadcom Corporation, ServerWorks Corporation and NEC Electronics.
▪	In February 2016, Lantronix announced the launch of the PremierWave® 2050, an embedded IoT module designed specifically for applications where enterprise grade security and robust networking capabilities are must-have requirements.
▪	In March 2016, former Avago sales executive Kevin Yoder joined Lantronix as vice president of worldwide sales. Yoder is the former vice president of sales for the Americas for Avago Technologies (now Broadcom Limited) from 2011 to February 2016. Earlier, Yoder served in senior sales management roles at XMOS, Analog Devices, Texas Instruments and CoWare.
▪	During the third quarter of fiscal 2016, sales of the company’s SLC 8000 advanced console manager more than doubled over the same period in fiscal 2015, and grew 36% sequentially from the second quarter of fiscal 2016.
▪	The company recently launched plans to establish an engineering lab in Hyderabad, India and initial staffing of the Lantronix India team has already begun.

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“Our focus during the third quarter was to move with a sense of urgency on the key objectives we put in place to stabilize Lantronix and position the company for growth in the IoT market,” said Jeffrey Benck, Lantronix president and CEO. “We completed restructuring of resources in the Americas and Asia Pacific Japan regions, rationalized our product roadmap and expanded our investment in IoT solutions. While it will take time for these actions to bear fruit, we are pleased with the progress made during the quarter and continue to move quickly to execute on our new product roadmap and strategic plan.”

Financial Results for Third Quarter of Fiscal Year 2016

Net revenue was $10.0 million for the third quarter of fiscal 2016, compared with $10.4 million for the third quarter of fiscal 2015, and $9.5 million for the second quarter of fiscal 2016.

Gross profit margin was 48.0% for the third quarter of fiscal 2016, compared to 45.1% for the third quarter of fiscal 2015, and 48.1% for the second quarter of fiscal 2016.

Operating expenses were $5.2 million for the third quarter of fiscal 2016, compared with $5.5 million for the third quarter of fiscal 2015 and the second quarter of fiscal 2016.

GAAP net loss for the third quarter of fiscal 2016 was $456,000, or $0.03 per share, compared with GAAP net loss of $839,000, or $0.06 per share for the third quarter of fiscal 2015 and GAAP net loss of $928,000, or $0.06 per share for the second quarter of fiscal 2016.

Non-GAAP net income for the third quarter of fiscal 2016 was $189,000, or $0.01 per share, compared with non-GAAP net loss of $357,000, or $0.02 per share for the third quarter of fiscal 2015 and non-GAAP net loss of $196,000, or $0.01 per share for the second quarter of fiscal 2016. For additional information regarding our non-GAAP results, see “Discussion of Non-GAAP Financial Measures” below.

Cash and cash equivalents were $4.1 million as of March 31, 2016 compared with $5.0 million as of June 30, 2015.

Conference Call and Webcast

Lantronix will host an investor conference call with a simultaneous audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its fiscal 2016 third quarter results. To access the live conference call, investors should dial 1-888-243-4451 (US) or 1-412-542-4135 (international) and indicate that they are participating in the Lantronix Third Quarter FY 2016 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time today at www.lantronix.com. A telephonic replay will also be available through May 4, 2016 by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10084529.

About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a specialized networking company providing M2M (machine to machine) and IoT (Internet of Things) solutions. Our products deliver secure connectivity, device management and mobility for today’s increasingly connected world. By networking and managing devices and machines that have never before been connected, we enable our customers to realize the possibilities of the Internet of Things. Founded in 1989, Lantronix pioneers robust, intelligent and easy to deploy solutions for mission critical applications in a wide range of industries, including data center, medical, security, industrial, transportation, retail, financial and government. Lantronix is headquartered in Irvine, California, with offices in Europe and Asia. For more information, visit www.lantronix.com.

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Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP net income (loss) and non-GAAP net income (loss) per share are important measures of the Company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) non-GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), (iv) income tax provision (benefit), and (v) severance and restructuring charges.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our sales expansion efforts, our relationships with certain customers, and our projected operating and financial performance. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Some of the risks and uncertainties that may cause actual results to differ from those expressed or implied in the forward-looking statements are described in “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Investor Relations Contacts:

Jeremy Whitaker

Chief Financial Officer

949-453-3990

E.E. Wang

Director, Corporate Marketing and Investor Relations

investors@lantronix.com

949-614-5879

© 2016 Lantronix, Inc. All rights reserved. Lantronix and PremierWave are registered trademarks of Lantronix, Inc. All other trademarks and trade names are the property of their respective holders.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	March 31,	June 30,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$4,056	$4,989
Accounts receivable, net	3,131	2,658
Inventories, net	7,275	9,503
Contract manufacturers' receivable	321	369
Prepaid expenses and other current assets	568	400
Total current assets	15,351	17,919
Property and equipment, net	1,593	1,471
Goodwill	9,488	9,488
Other assets	54	93
Total assets	$26,486	$28,971

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,527	$3,633
Line of credit	700	700
Accrued payroll and related expenses	1,435	1,685
Warranty reserve	139	163
Other current liabilities	3,513	3,849
Total current liabilities	8,314	10,030
Long-term capital lease obligations	134	152
Other non-current liabilities	324	80
Total liabilities	8,772	10,262

Commitments and contingencies

Stockholders' equity:
Common stock	2	2
Additional paid-in capital	207,046	206,326
Accumulated deficit	(189,705)	(187,990)
Accumulated other comprehensive income	371	371
Total stockholders' equity	17,714	18,709
Total liabilities and stockholders' equity	$26,486	$28,971

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2016	2015	2015	2016	2015
Net revenue (1)	$9,964	$9,540	$10,444	$30,077	$32,715
Cost of revenue	5,186	4,951	5,735	15,643	17,237
Gross profit	4,778	4,589	4,709	14,434	15,478
Operating expenses:
Selling, general and administrative	3,469	3,814	3,914	11,008	11,981
Research and development	1,744	1,716	1,619	5,131	5,145
Total operating expenses	5,213	5,530	5,533	16,139	17,126
Loss from operations	(435)	(941)	(824)	(1,705)	(1,648)
Interest expense, net	(8)	(9)	(4)	(23)	(12)
Other income (expense), net	–	28	(5)	47	(25)
Loss before income taxes	(443)	(922)	(833)	(1,681)	(1,685)
Provision for income taxes	13	6	6	34	48
Net loss	$(456)	$(928)	$(839)	$(1,715)	$(1,733)
Net loss per share (basic and diluted)	$(0.03)	$(0.06)	$(0.06)	$(0.11)	$(0.12)
Weighted-average common shares (basic and diluted)	15,225	15,160	14,942	15,163	14,868
Net revenue from related parties	$–	$45	$28	$113	$219

(1)  Includes net revenue from related parties

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2016	2015	2015	2016	2015

GAAP net loss	$(456)	$(928)	$(839)	$(1,715)	$(1,733)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	14	20	17	52	53
Depreciation and amortization	120	127	143	393	431
Total adjustments to cost of revenue	134	147	160	445	484
Selling, general and administrative:
Share-based compensation	131	182	189	484	558
Employer portion of withholding taxes on stock grants	–	2	–	4	–
Depreciation and amortization	55	65	52	171	180
Total adjustments to selling, general and administrative	186	249	241	659	738
Research and development:
Share-based compensation	41	50	44	135	159
Employer portion of withholding taxes on stock grants	–	–	–	–	6
Depreciation and amortization	16	13	22	50	69
Total adjustments to research and development	57	63	66	185	234
Severance charges	–	286	–	286	–
Restructuring charges	247	–	–	247	–
Total non-GAAP adjustments to operating expenses	490	598	307	1,377	972
Interest expense, net	8	9	4	23	12
Other income (expense), net	–	(28)	5	(47)	25
Provision for income taxes	13	6	6	34	48
Total non-GAAP adjustments	645	732	482	1,832	1,541
Non-GAAP net income (loss)	$189	$(196)	$(357)	$117	$(192)

Non-GAAP net income (loss) per share (diluted)	$0.01	$(0.01)	$(0.02)	$0.01	$(0.01)

Denominator for GAAP net income (loss) per share (diluted)	15,225	15,160	14,942	15,163	14,868
Non-GAAP adjustment	88	–	–	87	–
Denominator for non-GAAP net income (loss) per share (diluted)	15,313	15,160	14,942	15,250	14,868

GAAP operating expenses	$5,213	$5,530	$5,533	$16,139	$17,126
Non-GAAP adjustments to operating expenses	(490)	(598)	(307)	(1,377)	(972)
Non-GAAP operating expenses	$4,723	$4,932	$5,226	$14,762	$16,154

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended
	March 31, 2016			December 31, 2015			March 31, 2015
	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total
New Products	$492	$1,714	$2,206	$447	$1,382	$1,829	$495	$1,157	$1,652
Legacy Products	4,748	3,010	7,758	4,449	3,262	7,711	4,734	4,058	8,792
	$5,240	$4,724	$9,964	$4,896	$4,644	$9,540	$5,229	$5,215	$10,444

	Three Months Ended
	March 31, 2016			December 31, 2015			March 31, 2015
	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total
Americas	$1,869	$3,158	$5,027	$2,186	$3,017	$5,203	$1,978	$3,407	$5,385
EMEA	2,172	1,018	3,190	1,746	1,074	2,820	2,151	1,172	3,323
Asia Pacific Japan	1,199	548	1,747	964	553	1,517	1,100	636	1,736
	$5,240	$4,724	$9,964	$4,896	$4,644	$9,540	$5,229	$5,215	$10,444

	Nine Months Ended March 31,
	2016			2015
	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total
New Products	$1,419	$4,369	$5,788	$970	$4,045	$5,015
Legacy Products	13,949	10,340	24,289	15,185	12,515	27,700
	$15,368	$14,709	$30,077	$16,155	$16,560	$32,715

	Nine Months Ended March 31,
	2016			2015
	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total
Americas	$5,719	$9,620	$15,339	$6,358	$11,219	$17,577
EMEA	6,490	3,341	9,831	6,474	3,447	9,921
Asia Pacific Japan	3,159	1,748	4,907	3,323	1,894	5,217
	$15,368	$14,709	$30,077	$16,155	$16,560	$32,715

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